UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 3, 2003

HOVNANIAN ENTERPRISES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8551
(Commission File Number)

22-1851059
(IRS Employer Identification No.)

10 Highway 35, P.O. Box 500, Red Bank, New Jersey 07701
(Address of Principal Executive Offices) (Zip Code)

(732) 747-7800
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

On November 3, 2003, K. Hovnanian Enterprises, Inc., issued $215,000,000 aggregate principal amount of 6½% Senior Notes due 2014 (the “Notes”), unconditionally guaranteed by Hovnanian Enterprises, Inc. (“Hovnanian”) and certain of Hovnanian’s subsidiaries.  In connection with the issuance of the Notes, Hovnanian is filing certain exhibits as part of this Form 8-K.  See “Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.”

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit
4.1	Indenture dated as of November 3, 2003 among K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc. and Wachovia Bank, National Association, as Trustee.
4.2

First Supplemental Indenture dated as of November 3, 2003 among K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc., the other Guarantors named therein and Wachovia Bank, National Association, as Trustee.

5.1	Opinion of Peter S. Reinhart, Senior Vice-President and General Counsel of K. Hovnanian Enterprises, Inc. and Hovnanian Enterprises, Inc.
5.2	Opinion of Simpson Thacher & Bartlett LLP
23.1	Consent of Peter S. Reinhart, Senior Vice-President and General Counsel of K. Hovnanian Enterprises, Inc. and Hovnanian Enterprises, Inc. (included in Exhibit 5.1)
23.2	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Hovnanian Enterprises, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVNANIAN ENTERPRISES, INC.

	By:	/s/ Peter S. Reinhart
Name:Peter S. Reinhart
Title:Senior Vice President

Date: November 7, 2003

INDEX TO EXHIBITS

Exhibit Number	Exhibit
4.1	Indenture dated as of November 3, 2003 among K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc. and Wachovia Bank, National Association, as Trustee.
4.2

First Supplemental Indenture dated as of November 3, 2003 among K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc., the other Guarantors named therein and Wachovia Bank, National Association, as Trustee.

5.1	Opinion of Peter S. Reinhart, Senior Vice-President and General Counsel of K. Hovnanian Enterprises, Inc. and Hovnanian Enterprises, Inc.
5.2	Opinion of Simpson Thacher & Bartlett LLP
23.1	Consent of Peter S. Reinhart, Senior Vice-President and General Counsel of K. Hovnanian Enterprises, Inc. and Hovnanian Enterprises, Inc. (included in Exhibit 5.1)
23.2	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.2)